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                                                                   EXHIBIT 10.07

               SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER


     This Second Amendment to Agreement and Plan of Merger is made and entered into as of the 14th of October, 1998, by and among AFC Enterprises, Inc., a Minnesota corporation (the "Buyer"), AFC Franchise Acquisition Corp., a Delaware corporation (the "Acquisition Company"), and Cinnabon International, Inc., a Delaware corporation (the "Company").


                                   RECITALS
                                   --------

     A. On August 13, 1998, the Buyer, the Acquisition Company and the Company entered into an Agreement and Plan of Merger (as amended by First Amendment thereto dated September 25, 1998, the "Merger Agreement") setting forth the terms and conditions of a merger of the Acquisition Company with and into the Company (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement).

     B. Section 2.1 of the Merger Agreement provides that the Buyer shall make available the sum of $67,000,000 to be used to repay the Obligations (the "Buyer Contribution").

     C. The parties desire to amend the Agreement to make certain adjustments to the Buyer Contribution.


                                   AGREEMENT
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     In consideration for the mutual covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby mutually agree as follows:

     1. Section 2.1 of the Merger Agreement is hereby amended by reducing the amount of the Buyer Contribution from $67,000,000 to $64,000,000.

     2. Section 2.14 of the Merger Agreement is hereby amended by adding to the end thereof a new subsection (c) as follows:

     (c) Holdback.  Notwithstanding anything herein to the contrary, the sum of
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Five Million Dollars ($5,000,000) (the "Holdback") shall be withheld from the
Buyer Contribution and not applied to the Obligations identified as "Holdback Obligations" on Schedule 2.8 to the Merger Agreement, as amended. Buyer shall cause the Subsidiary to use its commercially reasonable best efforts to enter into agreements with, obtain consents and waivers from, and make payment to The Taubman Company, acting on behalf of the landlord for each of the locations described on Exhibit 2.14(c) hereto, in form and substance acceptable to Buyer,
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containing the terms and conditions set forth on
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Exhibit 2.14(c) (collectively the "Taubman Agreements"), by 5:00 p.m. Eastern
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Time on October 16, 1998 (the "Taubman Deadline"). In the event the Taubman
Agreements have been properly executed and delivered by all parties thereto by the Taubman Deadline, then on Monday, October 19, 1998, Buyer shall cause the Holdback to be distributed to the holders of the Holdback Obligations as set forth in Schedule 2.8, as amended. In the event the Taubman Agreements have not been properly executed and delivered by the Taubman Deadline, the Holdback shall be retained by Buyer and the Buyer Contribution shall thereby be reduced to Fifty-Nine Million Dollars ($59,000,000).

     3. Except as amended hereby, the Merger Agreement is ratified, approved and confirmed as originally executed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

Attest:                        CINNABON INTERNATIONAL, INC.


                               By:
----------------------------      --------------------------------
                               Name:
                               Title:

Attest:                        AFC ENTERPRISES, INC.


                               By:
----------------------------      --------------------------------
                               Name:
                               Title:


Attest:                        AFC FRANCHISE ACQUISITION CORP.

                               By:
----------------------------      --------------------------------
                               Name:
                               Title: